UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 28, 2024
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Cricut, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40257	87-0282025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
10855 South River Front Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)
(385) 351-0633
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CRCT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On September 28, 2024, the Board of Directors (the “Board”) of Cricut, Inc. (the “Company”), increased the size of the Board to eight members and appointed Ms. Heidi Zak, the Co-Founder and Chief Executive Officer of ThirdLove, to the Board. Ms. Zak was appointed to serve on the Audit Committee of the Board.
Ms. Zak is not a party to any arrangement or understanding pursuant to which Ms. Zak was selected as director, nor is Ms. Zak a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with her appointment to the Board and the Audit Committee, Ms. Zak was granted (i) an annual cash committee retainer, (ii) an initial award of restricted stock units of the Company’s common stock equal to $450,000, and (iii) will be eligible to receive an annual award of restricted stock units of the Company’s common stock with a grant value of $125,000 on the date of each annual meeting of the Company’s stockholders, subject to continued service with the Company. The cash compensation and equity awards were granted pursuant to the Company’s Outside Director Compensation Policy.
A copy of the press release issued by the Company announcing the appointment of Ms. Zak to the Board is filed as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Cricut, Inc. dated September 30, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cricut, Inc.

Date:	September 30, 2024	/s/ Kimball Shill
Kimball Shill
Chief Financial Officer